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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 18, 2007

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

          Nevada                   0-27857                        88-0249812
----------------------------     -----------                 -------------------
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

                         2301 W. 205th Street, Suite 205
                               Torrance, CA 90501
                               ------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (310) 328-0477



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The Company repurchased and retired 598,978 shares of its Common Stock. The shares were purchased from a single shareholder in a privately negotiated transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (C) EXHIBITS

Exhibit
Number      Description
-------     --------------------------------------------------------------------
99.1        Press Release, dated April 18, 2007



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AcuNetx, Inc., a Nevada
                                            corporation

                                        By: /s/ Ronald A. Waldorf
                                            ------------------------------------
                                            Ronald A. Waldorf, President

Date: April 20, 2007